UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
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Celadon Group, Inc.
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Celadon Group, Inc.
9503 East 33rd Street
One Celadon Drive
Indianapolis, Indiana 46235

NOTICE AND PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 3, 2006

To Our Stockholders:

The Annual Meeting of Stockholders following the 2006 fiscal year (the "Annual Meeting") of Celadon Group, Inc., a Delaware corporation (the "Company"), will be held at the Company, 9503 East 33rd Street, One Celadon Drive, Indianapolis, Indiana, 46235 at 9:00 a.m. (local time), on Friday, November 3, 2006, for the following purposes:

1.	To consider and act upon a proposal to elect four directors of the Company; and

2.	To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

The foregoing matters are more fully described in the accompanying proxy statement.

The Board of Directors has fixed the close of business on September 22, 2006, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of common stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. The prompt return of your proxy may save the Company additional expenses of solicitation.

All Stockholders are cordially invited to attend the Annual Meeting.

By order of the Board of Directors

Kenneth Core
Secretary

October 6, 2006

CELADON GROUP, INC.

9503 East 33rd Street
One Celadon Drive
Indianapolis, Indiana 46235

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 3, 2006

This proxy statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Celadon Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held on Friday, November 3, 2006, beginning at 9:00 a.m. (local time) at our corporate headquarters and principal executive offices located at 9503 East 33rd Street, One Celadon Drive, Indianapolis, Indiana, 46235, and any adjournment thereof. THE ENCLOSED PROXY IS SOLICITED BY OUR BOARD OF DIRECTORS. Where specific choices are not indicated, all proxies received pursuant to this solicitation will be voted (i) FOR the election of the director nominees named below and (ii) with respect to any other matters properly brought before the Annual Meeting, in accordance with the judgment of the proxy holders. We have not received notice of other matters that properly may be presented for voting at the Annual Meeting.

The approximate date on which this Proxy Statement, the enclosed form of proxy, and the accompanying Annual Report are first being mailed to stockholders is October 6, 2006.

Unless the context indicates otherwise, the terms "Company," "we," "us," and "our" refer to Celadon Group, Inc. and its subsidiaries.

GENERAL INFORMATION

Voting Rights

Only stockholders of record at the close of business on September 22, 2006 ("Stockholders"), are entitled to vote, either in person or by valid proxy, at the Annual Meeting. On September 1, 2006, there were issued and outstanding 23,418,648 shares of common stock, par value $.033. The number of issued and outstanding shares excludes approximately 889,031 shares of common stock reserved for issuance under our incentive stock plans and other arrangements. We have no other class of stock outstanding. Stockholders are entitled to one vote for each share of common stock held of record. Holders of unexercised options or other rights to acquire common stock are not entitled to vote the underlying shares at the Annual Meeting, but holders of restricted stock are entitled to vote. Stockholders are not entitled to cumulative voting in the election of directors.

Quorum Requirement

In order to transact business at the Annual Meeting, a quorum must be present. A quorum is present if a majority of the issued and outstanding shares of common stock as of the record date is represented at the Annual Meeting in person or by proxy. Shares that are entitled to vote but that are not voted at the direction of the holder (called "abstentions") and shares that are not voted by a broker or other record holder due to the absence of instructions from the beneficial owner (called "broker non-votes") will be counted for the purpose of determining whether a quorum is present.

Required Vote

Directors are elected by a plurality of the votes cast, which means that the director nominees receiving the highest number of votes for their election will be elected as directors. Approval of any other matter that may be properly submitted to Stockholders for action at the Annual Meeting will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy, unless a different vote is required by law or our certificate of incorporation or bylaws. Abstentions and broker non-votes will be disregarded in determining whether a particular matter has been approved.

Right to Attend the Meeting; Revocation of Proxy

Returning a proxy now will not interfere with a Stockholder's right to attend the Annual Meeting or vote his or her shares personally at the Annual Meeting, if he or she desires to do so. Stockholders who execute and return proxies may revoke them at any time prior to their use at the Annual Meeting by delivering a written notice of revocation to our Secretary at the address of our principal executive offices, by executing a subsequent proxy and delivering it to our Secretary at such address, or by attending the Annual Meeting and voting in person.

Costs of Solicitation

We will bear all costs of solicitation, which we expect to include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our common stock. Proxies will be solicited by mail and may be solicited personally by directors, officers, or other employees, who will not receive any additional compensation for such services.

Electronic Access to Proxy Statement and Annual Report

This Proxy Statement and our 2006 Annual Report on Form 10-K may be viewed online at www.celadontrucking.com. If you are a Stockholder, you can elect to receive future annual reports and proxy statements electronically by marking the appropriate box on your proxy form. If you choose this option and remain a stockholder at such time, you will receive a proxy form prior to the next Annual Meeting of Stockholders listing the website locations and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold our stock through a bank, broker, or another holder of record, refer to the information provided by that entity for instructions on how to elect this option. Opting for this option will save us the time and expense of printing and mailing these materials to you.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the Stockholders will elect four directors to serve as the Board of Directors until our Annual Meeting of Stockholders following our 2007 fiscal year or until their successors are duly elected and qualified. Our Board of Directors has nominated Stephen Russell, Michael Miller, Anthony Heyworth, and Chris Hines for election as directors. Each of the nominees is presently serving as a director. In the absence of contrary instructions, each proxy will be voted for the election of all of the proposed directors.

We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of directors.

Our Board of Directors was comprised of four members throughout the fiscal year ended June 30, 2006. Paul Biddelman resigned from the Board of Directors for personal reasons effective June 30, 2006. Chris Hines has been named as a replacement director.

Information Concerning Directors and Executive Officers

Information concerning the names, ages, positions with the Company, tenure as a director, and business experience of current directors and other executive officers is set forth below. All references to experience with the Company include positions with our operating subsidiary, Celadon Trucking Services, Inc., a New Jersey corporation. All executive officers are elected annually by the Board of Directors.

Name	Age	Position	Director Since
Stephen Russell	66	Chairman of the Board and Chief Executive Officer	1986
Thomas Glaser	56	President and Chief Operating Officer	N/A
Paul Will	40	Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary	N/A
Kenneth Core	56	Vice President and Secretary	N/A
Sergio Hernandez	48	Vice President - Mexico	N/A
Michael Miller(1)(2)(3)	61	Director of the Company	1992
Anthony Heyworth(2)(3)	62	Director of the Company	1999
Chris Hines(2)(3)	46	Director of the Company	2006
_____________________
(1)	Lead Outside Director
(2)	Member of the Audit Committee
(3)	Member of the Compensation Committee

Stephen Russell has been our Chairman of the Board and Chief Executive Officer since our inception in July 1986, and served as our President from September 2000 to October 2004. He is a member of the Executive Committee and a director of the American Trucking Associations. He is the Chairman of the Homeland Security Committee of the American Trucking Associations. He is a director of the Board of the Truckload Carriers Association. Mr. Russell has been a member of the Board of Advisors of the Cornell University Johnson Graduate School of Management since 1983 and is a member of the Board of the Indiana University Purdue University Indianapolis (IUPUI), the Indianapolis Museum of Arts and the Eiteljorg Museum.

Thomas Glaser has been our President and Chief Operating Officer since October 2004. He served as Executive Vice President and Chief Operating Officer from November 2003 to October 2004. He served as Executive Vice President-Truckload Operations/Sales from April 2003 to November 2003, Executive Vice President-Operations from September 2001 to April 2003, and Vice President-Transportation Services from May 2001 to September 2001. He served in various management capacities at Contract Freighters, Inc. for over 13 years, most recently as Vice President-Operations, prior to joining the Company. Mr. Glaser serves as a director of the Truckload Carriers Association, Executive Director of the Indiana Motor Transportation Association, and as a director of the American Heart Association.

Paul Will has been our Executive Vice President, Chief Financial Officer, Assistant Secretary, and Treasurer since April 2004. He was Executive Vice President, Chief Financial Officer, Assistant Secretary, and Treasurer from February 2004 to April 2004; Executive Vice President, Chief Financial Officer, Secretary, and Assistant Treasurer from May 2002 to January 2004; Executive Vice President, Chief Financial Officer, Assistant Secretary, and Assistant Treasurer from September 2001 to May 2002; Vice President, Chief Financial Officer, Assistant Secretary, and Assistant Treasurer from December 2000 to September 2001; Vice President, Chief Financial Officer, and Secretary from December 1998 to December 2000; Vice President, Secretary, and Controller from September 1996 to December 1998; Vice President and Controller for Celadon Trucking Services, Inc. from January 1996 to September 1996; and Controller from September 1993 to January 1996. Mr. Will is a certified public accountant.

Kenneth Core has been our Vice President and Secretary since August 2003. He was Vice President of Risk Management from July 2000 to July 2003. He served in various capacities at Builders Transport, Inc. and CRST, Inc. for over 28 years, most recently as Vice President of Risk Management, prior to joining the Company.

Sergio Hernandez has been our Vice President-Mexico since December 2001. He was the Director of Mexico Sales from October 1996 to December 2001. He has over 20 years of responsibilities in marketing and transportation throughout Mexico.

Michael Miller has been one of our directors since February 1992. Mr. Miller has been Chairman of the Board and Chief Executive Officer of Aarnel Funding Corporation, a venture capital/real estate company, since 1974, a partner of Independence Realty, an owner and manager of real estate properties, since 1989, and President and Chief Executive Officer of Miller Investment Company, Inc., a private investment company, since 1990.

Anthony Heyworth has been one of our directors since 1999. He retired from KeyCorp in February 2001 as Vice Chairman, Commercial Banking, KeyBank N.A. after a 36-year career with this $85 billion financial services company. He continues as Chairman of KeyBank Central Indiana, having served as President and Chief Executive since 1991. He joined the former Central National Bank in 1965 and was Executive Vice President when the bank merged with Society National Bank of Cleveland in 1986 and KeyBank in 1994.

Chris Hines has served as a director since July 1, 2006. Mr. Hines currently serves as the President and COO of Tripmaster Corp., an onboard computer and asset management company primarily serving the trucking industry, and has served in that capacity since June 2006. From 2004 to 2006, Mr. Hines was the President and CEO of Atipical Holdings, Inc., a business focused on asset management, equipment finance, and backroom productivity solutions. From 2003 to 2004, Mr. Hines served as President of Pegasus Transtech, a provider of imaging-based business process and workflow solutions. In 2003, Mr. Hines served as Executive Vice President of Terion, Inc., a provider of satellite equipment tracking hardware and software. From 2000 to 2002, Mr. Hines served as President of TIP North American, a G.E. Capital subsidiary offering trailer financing services, and prior to that time he also served in various other capacities with TIP North American from 1986 to 2000. Mr. Hines has served on the Truckload Carriers of America Board of Directors since 2001.

Pursuant to Section 145 of the Delaware General Corporation Law, our certificate of incorporation provides that we shall, to the full extent permitted by law, indemnify all of our directors, officers, incorporators, employees, and agents against liability for certain of their acts. Our certificate of incorporation also provides that, with a number of exceptions, none of our directors shall be liable to us for damages for breach of a fiduciary duty as a director.

CORPORATE GOVERNANCE

The Board of Directors

Meetings. Our Board of Directors held six meetings during the fiscal year ended June 30, 2006. No director attended less than 75% of the meetings of the Board of Directors or any committee on which he served. In addition, all directors attend the Annual Meeting. All of our then-current directors attended the Annual Meeting held January 12, 2006.

In fiscal 2006, our Board of Directors approved an increase in the annual retainer provided to directors who are not our employees to $30,000, from $27,500. In addition, non-employee directors receive an annual retainer of $2,500 for each Board committee on which they serve, and our Lead Director and Committee Chairmen receive additional annual retainers of $5,000 and $2,500, respectively. Our non-employee directors also are reimbursed for their expenses incurred in attending Board and committee meetings. There are no fees based upon number of meetings attended.

Typically, non-employee directors also receive equity compensation as part of their compensation package. The April 2005 grant to the Company's non-employee directors of an option to purchase 4,000 shares at $18.30 per share was defective since the underlying plan had expired. In recognition of that fact, on January 12, 2006, the Compensation and Nominating Committee of the Board of Directors (the "Compensation Committee") approved the one time cash payment of $42,080 to each non-employee director. Such payment represents the in-the-money value of the option based upon the January 12, 2006, closing price of our common stock.

Director Independence. Our common stock is listed on the Nasdaq National Market, and therefore it is subject to the listing standards, including standards relating to corporate governance, embodied in applicable rules promulgated by the National Association of Securities Dealers, Inc. (the "NASD"). Pursuant to NASD Rule 4350(c)(1), the Board of Directors has determined that the following directors and nominees are "independent" under NASD Rule 4200(a)(15): Michael Miller, Anthony Heyworth, and Chris Hines. In accordance with NASD Rule 4350(c)(2), in fiscal 2006, our independent directors held four regularly scheduled meetings, referred to as "executive sessions," at which only the independent directors were present. Our independent directors will continue to meet in executive session at least twice each fiscal year.

Stockholder Communications. Our Board of Directors provides a process for stockholders to send written communications to the entire Board or individual directors. If you wish to send a communication to the entire Board of Directors, your communication should be addressed as follows: The Board of Directors, Celadon Group, Inc., c/o Paul Will - Executive Vice President, 9503 East 33rd Street, One Celadon Drive, Indianapolis, Indiana, 46235. Written communications addressed in this manner will be copied and distributed to each director at or prior to the next Board meeting. If you wish to communicate with an individual director, your communication should be addressed as follows: Name - Director, Celadon Group, Inc., c/o Paul Will - Executive Vice President, 9503 East 33rd Street, One Celadon Drive, Indianapolis, Indiana 46235. Written communications received in this manner will not be opened, but rather delivered unopened to the director to whom they are addressed at or prior to the next Board meeting, following clearance through normal security procedures.

Committees of the Board and Director Nominations

Audit and Corporate Governance Committee. The Audit and Corporate Governance Committee ("Audit Committee") met six times during fiscal 2006. Messrs. Heyworth, Miller, and Biddelman served as the Audit Committee. The responsibilities of the Audit Committee are set forth in the Audit Committee Report, which appears below. Each member of the Audit Committee satisfies the independence and audit committee membership criteria set forth in NASD Rule 4350(d)(2). Specifically, each member of the Audit Committee:

•	is independent under NASD Rule 4200(a)(15);

•	meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

•	has not participated in the preparation of our financial statements or any current subsidiary at any time during the past three years; and

•	is able to read and understand fundamental financial statements, including our balance sheet, statement of operations, and statement of cash flows.

The Board of Directors has determined that at least one "audit committee financial expert," as defined under Item 401(h) of Regulation S-K, currently serves on the Audit Committee. The Board of Directors has identified Mr. Heyworth as an audit committee financial expert. Mr. Heyworth is independent, as independence for audit committee members is defined under applicable NASD rules.

The Audit Committee has operated pursuant to a written charter detailing its duties since June 12, 2000. In fiscal 2005, the Audit Committee amended and restated its charter to comply with certain requirements of the NASD rules relating to qualitative listing requirements for Nasdaq National Market issuers. The charter is available on the Company's website.

In performing its duties, the Audit Committee, as required by applicable SEC rules, issues a report recommending to the Board of Directors that our audited financial statements be included in the Annual Report on Form 10-K, and relating to certain other matters, including the independence of our public accounting firm.

The fiscal 2006 Report of the Audit Committee is set forth below. The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 ("Securities Act") or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent we incorporate such report by specific reference.

Audit Committee Report for Fiscal 2006

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of our financial reports and financial reporting processes and systems of internal control. Management has primary responsibility for our financial statements and the overall reporting process, including maintenance of our system of internal control. We retain an independent registered public accounting firm that is responsible for conducting an independent audit of our financial statements, in accordance with the standards of the Public Company Accounting Oversight Board (United States), and issuing a report thereon.

In performing its duties, the Audit Committee has discussed our financial statements, management's assessment of internal control over financial reporting and the effectiveness of internal control over financial reporting with management and our independent registered public accounting firm and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by management and the independent registered public accounting firm. For the fiscal year ended June 30, 2006, the Audit Committee (1) reviewed and discussed the audited financial statements, management's assessment of internal control over financial reporting, and the effectiveness of internal control over financial reporting with management and KPMG LLP ("KPMG"), our independent registered public accounting firm for such fiscal year; (2) discussed with the independent registered public accounting firm the matters required to be disclosed by Statement on Auditing Standards No. 61; (3) received and discussed with the independent registered public accounting firm the written disclosures and the letter from such firm required by Independence Standards Board Statement No. 1; and (4) discussed with the independent registered public accounting firm its independence. The Audit Committee met with representatives of KPMG without management or other persons present on one occasion during fiscal 2006. Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2006, for filing with the SEC.

Audit Committee

Anthony Heyworth (Chairman)
Michael Miller
Chris Hines

Compensation and Nominating Committee. The Compensation Committee met four times during fiscal 2006. The Compensation Committee reviews all aspects of compensation of our executive officers, recommends for the selection of the Board of Directors director nominees, and makes recommendations on such matters to the full Board of Directors. The charter for the Compensation Committee was adopted in fiscal 2005 and is available on our website. The Compensation Committee Report on executive compensation for fiscal 2006 is set forth below.

Director Nomination Process. Director nominees are selected by the independent members of our Board of Directors. Our Board has adopted a policy of re-nominating incumbent directors who continue to satisfy the criteria for Board membership and whom the independent directors believe continue to make important contributions to the Board and who consent to continue to serve on the Board.

In filling vacancies on the Board, the independent directors will solicit recommendations for nominees from persons that the independent directors believe are likely to be familiar with (i) our needs and (ii) qualified candidates. These persons may include members of the Board and management, advisors to us, or professional search firms. This process was followed in the election of Chris Hines to the Board of Directors.

Our independent directors will also consider proposed director nominees recommended by stockholders, provided that the following procedural requirements are satisfied. Director nominee recommendations should be mailed via certified mail, return receipt requested, and addressed to Director Nomination, Celadon Group, Inc., c/o Paul Will - Executive Vice President, 9503 East 33rd Street, One Celadon Drive, Indianapolis, Indiana, 46235. In order to be considered, a stockholder recommendation must: (i) be received at least 120 days prior to the first anniversary of the date of the proxy statement for the prior year's annual meeting (by June 8, 2007, for director candidates to be considered for nomination for election at the Annual Meeting of Stockholders following the end of fiscal year 2007), however, if the date of such Annual Meeting is more than thirty days before or after November 3, 2007, then the deadline for submitting any director candidates for nomination for election at such annual meeting will be a reasonable time before we begin to print or mail such proxy materials; (ii) contain sufficient background information, such as a resume and references, to enable our independent directors to make a proper judgment regarding the proposed nominee's qualifications; (iii) be accompanied by a signed consent of the proposed nominee to serve as a director, if elected, and a representation that such proposed nominee qualifies as independent under NASD Rule 4200(a)(15) or, if the proposed nominee does not qualify, a description of the reasons he or she is not independent; (iv) state the name and address of the stockholder submitting the recommendation and the number of shares of our common stock owned of record or beneficially by such stockholder; and (v) if submitted by a beneficial stockholder, be accompanied by evidence (such as a recent brokerage statement) that the person making the recommendation beneficially owns shares of our common stock.

In evaluating potential nominees, including potential nominees properly submitted by stockholders, our independent directors will review the person's judgment, integrity, independence, experience, and knowledge of the industry in which we operate or related industries, as well as such other factors the independent directors determine are relevant in light of our needs and the needs of our Board. With regard to specific qualities and skills, our Board of Directors believes it necessary that: (i) at least a majority of the members of the Board qualify as independent under NASD Rule 4200(a)(15); (ii) at least three members of the Board of Directors satisfy the audit committee membership criteria specified in NASD Rule 4350(d)(2); and (iii) at least one member of the Board of Directors eligible to serve on the Audit Committee have sufficient knowledge, experience, and training concerning accounting and financial matters so as to qualify as an "audit committee financial expert" within the meaning of Item 401(h) of Regulation S-K.

Code of Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all our directors, officers, and employees. The Code of Business Conduct and Ethics includes provisions applicable to our principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions, that constitute a "code of ethics" within the meaning of Item 406 (b) of Regulation S-K. A copy of the Code of Business Conduct and Ethics is available on our Company's website.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, our directors and executive officers and any persons owning more than 10 percent of our common stock are required to report their ownership of common stock and any changes in that ownership, on a timely basis, to the SEC. To our knowledge, based solely on a review of materials provided to us, all such required reports were filed on a timely basis in fiscal 2006, except that (i) Stephen Russell inadvertently failed to timely report on Form 4 the exercise of an outstanding option to purchase 12,500 shares in May 2005 and the exercise of an outstanding option to purchase 10,000 shares held for the benefit of his ex-spouse in February 2006; and (ii) Michael Miller, Anthony Heyworth, and Paul Biddelman each inadvertently failed to timely report on Form 4 the April 2005 grant of an option to purchase 4,000 shares. All such transactions have been reported in subsequent filings. Copies of Section 16(a) forms that our directors and officers file with the SEC are accessible through our website at www.celadontrucking.com.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation paid or accrued by us for services rendered during fiscal 2006, 2005, and 2004, to our Chief Executive Officer, and each of the four next most highly compensated executive officers (collectively, the "Named Executive Officers") during fiscal 2006. Columns are omitted where no information is required to be reported.

Summary Compensation Table
Long Term Compensation Awards
		Annual Compensation									Securities
Name	Year		Salary		Bonus		Other Annual Compensation			Restricted Stock Awards(1)	Underlying Options / SARs(2)		All Other Compensation
Stephen Russell Chairman and Chief Executive Officer	2006 2005 2004	$ $ $	633,063 597,770 568,264	$ $ $	1,289,806 613,371 270,000				$ $	691,740 — 304,875	283,500 78,750 —	$ $ $	27,989 27,063 23,972	(3 (3 (3	) ) )

Thomas Glaser President and Chief Operating Officer	2006 2005 2004	$ $ $	216,153 195,726 185,000	$ $ $	531,532 259,872 97,500				$ $	253,638 — 217,071	103,950 67,500 —	$ $ $	5,229 4,786 4,472	(4 (4 (4	) ) )

Paul Will Executive Vice President, Chief Financial Officer, Assistant Secretary, and Treasurer	2006 2005 2004	$ $ $	216,153 195,070 185,000	$ $ $	531,532 259,872 97,500				$ $	207,522 — 182,925	85,050 56,250 —	$ $ $	7,013 9,055 8,312	(5 (5 (5	) ) )

Kenneth Core Vice President and Secretary	2006 2005 2004	$ $ $	120,835 129,934 120,196	$ $ $	50,000 86,760 20,000		$176,505	(6)		$23,058 — —	9,450 13,500 22,500	$ $ $	2,743 2,518 2,783	(7 (7 (7	) ) )

Sergio Hernandez Vice President - Mexico	2006 2005 2004	$ $ $	140,229 140,514 132,300	$ $ $	30,932 93,403 23,446	(8)	$106,688	(6)		$23,058 — —	9,450 11,250 22,500	$ $ $	2,098 1,943 2,549	(9 (9 (9	) ) )
_______________________
(1)
On January 12, 2006 and October 30, 2003, the Board of Directors approved and issued Restricted Stock Grants ("RSGs") to the following Named Executive Officers in the following amounts (adjusted to reflect the February 1, 2006 and June 1, 2006 3-for-2 stock splits): Stephen Russell - 54,000 and 56,250 shares respectively; Thomas Glaser - 19,800 and 40,050 shares respectively; Paul Will - 16,200 and 33,750 shares respectively; Kenneth Core - 1,800 shares in 2006; and Sergio Hernandez - 1,800 shares in 2006. The RSGs vest over four years, 25% per year, and are contingent upon our meeting certain financial targets annually. The dollar values of the RSGs set forth in the table above are calculated based upon the closing price of $12.81 and $5.42 reported on the Nasdaq National Market on January 12, 2006 and October 30, 2003. The RSGs reflected in the table above represent the only restricted stock holdings of our Named Executive Officers. At June 30, 2006, the dollar values of the RSGs held by our Named Executive Officers, based upon the closing price of $22.04 on the Nasdaq National Market on that date, were as follows: Mr. Russell - $2,429,910; Mr. Glaser - $1,319,094; Mr. Will - $1,100,898; Mr. Core - $39,672; and Mr. Hernandez - $39,672.

(2)	2006 represents stock options and 2005 and 2004 represent SARs, which are payable in cash only.
(3)
Represents the premiums paid by us for term insurance as follows: $19,420 in fiscal 2006, 2005, and 2004. Also includes: (i) our contributions under our 401(k) Profit Sharing Plan of $3,828 in fiscal 2006, $4,522 in fiscal 2005, and $1,462 in fiscal 2004; (ii) our contributions under our Excess Benefit Plan of $231 in fiscal 2006, $752 in fiscal 2005, and $1,500 in fiscal 2004; and (iii) premiums and reimbursements under an executive health and disability benefit program (including split dollar life insurance premiums) of $4,510 in fiscal 2006, $2,369 in fiscal 2005, and $1,590 in fiscal 2004.

(4)
Represents: (i) our contributions under our 401(k) Profit Sharing Plan of $2,209 in fiscal 2006, $1,500 in fiscal 2005, and $926 in fiscal 2004; (ii) our contributions under our Excess Benefit Plan of $192 in fiscal 2006, $1,062 in fiscal 2005, and $1,389 in fiscal 2004; and (iii) premiums and reimbursements under an executive health and disability benefit program (including split dollar life insurance premiums) of $2,828 in fiscal 2006, $2,224 in fiscal 2005, and $2,157 in fiscal 2004.

(5)
Represents: (i) our contributions under our 401(k) Profit Sharing Plan of $2,363 in fiscal 2006, $1,533 in fiscal 2005, and $938 in fiscal 2004; (ii) our contributions under our Excess Benefit Plan of $200 in fiscal 2006, $1,043 in fiscal 2005, and $1,407 in fiscal 2004; and (iii) premiums and reimbursements under an executive health and disability benefit program (including split dollar life insurance premiums) of $4,450 in fiscal 2006, $6,479 in fiscal 2005, and $5,967 in fiscal 2004.

(6)
Under the terms of their original SARs agreements, Messrs. Core and Hernandez would not have been eligible for a payout of vested SARs until the earlier of the third or fourth anniversary of the SARs grant date, depending on the grant, or the termination of their respective employment with the Company. In consideration of the early payout election by employees, the Compensation Committee reviewed the average SARs price of eligible grants, the possible impact on the Company's financial statements, and the possible market price fluctuation of the Company's common stock between the payout election and the February 10, 2006, distribution. Accordingly, the Compensation Committee determined a payout price of $30 per share. The one-time cash payment of Messrs. Core and Hernandez reflects the differences between the exercise prices of the underlying SARs and such payout price of $30 per share.

(7)
Represents: (i) our contributions under our 401(k) Profit Sharing Plan of $1,283 in fiscal 2006, $900 in fiscal 2005, and $464 in fiscal 2004; (ii) our contributions under our Excess Benefit Plan of $291 in fiscal 2006, $798 in fiscal 2005, and $909 in fiscal 2004; and (iii) premiums and reimbursements under an executive health and disability benefit program (including split dollar life insurance premiums) of $1,169 in fiscal 2006, $820 in fiscal 2005, and $410 in fiscal 2004.

(8)	Represents: (i) a $20,000 bonus as disclosed in the 8-K we filed with the SEC on August 23, 2006 and (ii) a $10,932 customary holiday bonus for Mexico employees.
(9)	Represents our contributions under Mexico savings plan.

Option Grants in Last Fiscal Year

The following table lists stock options granted to the Named Executive Officers during the fiscal year ended June 30, 2006.

	Individual Grants
	Number of securities underlying options/SARs	Percent of total options/SARs granted to employees in	Exercise or base price	Expiration	Potential realizable value at assumed annual rates of stock price appreciation for option term
Name	granted(#)(1) (2)	fiscal year	($/Sh)(3)	Date	5% ($)	10% ($)
Stephen Russell	283,500	44.4%	$12.81	1/12/16	2,285,010	5,789,070
Thomas Glaser	103,950	16.3%	$12.81	1/12/16	837,837	2,122,659
Paul Will	85,050	13.3%	$12.81	1/12/16	685,503	1,736,721
Kenneth Core	9,450	1.5%	$12.81	1/12/16	76,167	192,969
Sergio Hernandez	9,450	1.5%	$12.81	1/12/16	76,167	192,969
____________________
(1)	Amounts have been adjusted to reflect the February 1, 2006 and June 1, 2006, 3-for-2 stock splits.
(2)
The stock options will become vested with respect to one-fourth thereby on each of January 18, 2007, 2008, 2009, and 2010, subject to meeting certain annual financial targets, and will become immediately exercisable in the event of a change of control involving us.

(3)
The distribution date shall be the earlier of the fourth anniversary of the grant date or the date the holder's employment is terminated; provided, upon compliance with certain notice or election provision, the holder can extend the distribution date, thereby extending the expiration date, up to the tenth anniversary of the grant date.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

The following table demonstrates the options that were exercised during the fiscal year ended June 30, 2006, by the Named Executive Officers and the number and value of unexercised stock options and SARs held by such individuals at year-end.

	Shares acquired on		Value		Number of securities underlying unexercised options/SARs at fiscal year-end (#)(1) (2)		Value of unexercised in-the- money options/SARs at fiscal year-end ($)(3)
Name	exercise (#)(1)		Realized ($)		Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen Russell	73,125		657,168		374,063	342,562	7,242,200	3,408,195
Thomas Glaser	33,750		444,713		84,375	154,575	1,521,450	1,637,724
Paul Will	87,188		1,166,147		104,063	127,237	1,877,175	1,350,231
Kenneth Core	0	(4)	176,505	(4)	13,500	34,574	254,350	480,521
Sergio Hernandez	5,625	(4)	171,701	(4)	14,625	29,137	297,325	391,709
____________________
(1)	Amounts have been adjusted to reflect the February 1, 2006 and June 1, 2006, 3-for-2 stock splits.
(2)	All SARs are payable in cash only.
(3)	Based on the $22.04 closing price of our common stock on June 30, 2006.
(4)
Under the terms of their original SARs agreements, Messrs. Core and Hernandez would not have been eligible for a payout of vested SARs until the earlier of the third or fourth anniversary of the SARs grant date, depending on the grant, or the termination of their respective employment with the Company. In consideration of the early payout election by employees, the Compensation Committee reviewed the average SARs price of eligible grants, the possible impact on the Company's financial statements, and the possible market price fluctuation of the Company's common stock between the payout election and the February 10, 2006, distribution. Accordingly, the Compensation Committee determined a payout price of $30 per share. The one-time cash payment of Messrs. Core and Hernandez reflects the differences between the exercise prices of the underlying SARs and such payout price of $30 per share. Mr. Core realized a value of $176,505 from such cash payout. Mr. Hernandez realized a value of $106,688 from such cash payout. The value of these payouts to Messrs. Core and Hernandez are also reflected in the Summary Compensation Table as Other Annual Compensation. The additional value realized by Mr. Hernandez of $65,013 is from the exercise of an outstanding option to purchase 5,625 shares.

Compensation Committee Interlocks and Insider Participation

Messrs. Miller, Heyworth, and Biddelman served as the Compensation Committee in fiscal 2006. No Committee member has been an officer or employee for the Company. There are no interlocking relationships between our directors and executive officers and the executive officers and directors of any other entity that might affect the compensation of our executive officers. For a description of other transactions between us and other directors and executive officers, see "Certain Relationships and Related Transactions" below.

Compensation Committee Report on Executive Compensation for Fiscal 2006

The Compensation Committee Report on Executive Compensation that follows shall not be deemed to be incorporated by reference into any filing made under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent that we incorporate such report by specific reference.

Role of the Compensation Committee

The Compensation Committee was formed in September 1993. The Compensation Committee is responsible for determining the compensation program for our executive officers, including the Named Executive Officers. The Compensation Committee administers the Celadon Group, Inc. 2006 Omnibus Incentive Plan ("Omnibus Incentive Plan") and, subject to the provisions of the plan, determines grants under the plan for all employees, including the Named Executive Officers. The Compensation Committee establishes and administers our bonus program, which is re-evaluated each fiscal year, pursuant to which certain of our employees and executive officers may be eligible to receive bonuses. The Compensation Committee also considers and, if appropriate, recommends for selection, nominees for the Board of Directors.

Principles of Executive Compensation and Program Components

Our executive compensation philosophy is designed to attract and retain outstanding executives, to foster employee commitment, and to align employee and stockholder interests. To this end, we have sought to provide competitive levels of compensation that integrate pay with our annual and long-term performance goals and reward above-average corporate performance.

Salary Determinations. With the exception of the Chief Executive Officer, whose salary is fixed under an employment agreement described below, the Compensation Committee generally reviews and sets the base salary of each of the executive officers on an annual basis. In reviewing and making decisions with respect to the base salaries of executive officers (other than the Chief Executive Officer) for fiscal 2006, the Compensation Committee reviewed and considered: (i) compensation information disclosed by similarly-sized publicly held truckload carriers; (ii) our financial and operating performance, as well as the role of and contribution of the particular executive with respect to such performance; and (iii) the particular executive's contributions to us unrelated to our financial performance. The Compensation Committee believes that the annual salaries of the Chief Executive Officer and other executive officers are reasonable compared to similarly situated executives of other comparable companies, including trucking and transportation companies and other comparable companies from a variety of industries.

Bonus Program. The Compensation Committee annually determines bonuses for executive officers following the finalization of the financial statements. The Compensation Committee may consider Company and individual performance components when making bonus determinations. For fiscal 2006, the Compensation Committee based bonus amounts for the Chief Executive Officer and each other Named Executive Officer on the Company's relative performance compared with earnings targets that had been established during the first fiscal quarter of fiscal 2006. The bonus amounts are adjusted up or down based on a range of Company performance between 85% and 140% of the earnings target. For fiscal 2006, the Company exceeded the top of the range, at over 150% of the target. In addition to the formula bonus, the Company granted a discretionary bonus to Messrs. Russell, Glaser, and Will. The discretionary bonus was based, among other things, on the Company's safety, driver development, and profitability above the targeted range. Furthermore, Mr. Hernandez received an additional bonus based in part on an earnings goal for our Mexican subsidiary, which he manages.

Stock-Based Compensation. Our Omnibus Incentive Plan is intended to enhance profitability and value for the benefit of stockholders by enabling us to offer stock-based incentives to employees, including executive officers, thereby creating a means to attract, retain, and reward such individuals and to strengthen the mutuality of interests between such individuals and stockholders.

We historically have sought to align the long-term interests of executive officers and stockholders through the use of stock-based compensation, including stock options, stock appreciation rights, and restricted stock grants. The Compensation Committee awarded restricted stock accompanied by stock options in fiscal 2006. The options will vest 25% on the first through fourth anniversaries of the date of grant, terminate after ten years, and have an exercise price of $12.81, the closing price of the Company's common stock as reported on the Nasdaq National Market on the grant date. The restricted stock awards are subject to certain performance vesting targets tied to an adjusted earnings per share calculation, which consists of diluted earnings per share as reported in the audited financial statements for the applicable fiscal year adjusted for changes in compensation expense caused by the stock market price change during the applicable fiscal year. The grants are intended to be "performance-based" compensation for purposes of Section 162(m) of the Internal Revenue Code; however the amounts eligible to vest for achievement of the fiscal 2006 goal may not so qualify because the Omnibus Plan was adopted in the second half of the year. The restricted stock awards generally vest upon the achievement of the performance target, with the possibility of accelerated vesting upon the achievement of a performance target for a future year. For performance targets relating to fiscal 2006, there is also a time-vesting requirement such that the vesting does not occur until January 12, 2007. The restricted stock awards contain forfeiture provisions as determined by the Committee at the date of grant.

The Compensation Committee views stock options and restricted stock as an important part of overall executive compensation because of the emphasis on increasing stockholder value and promoting a long-term financial interest in the Company.

Chief Executive Officer's Compensation

Mr. Russell is employed pursuant to an employment agreement dated January 21, 1994, as amended and extended by its terms thereafter, providing for his continued employment until January 21, 2008. The employment period is automatically renewed for successive two-year terms unless the Company or Mr. Russell gives written notice to the other at least 90 days prior to the expiration of the then current employment period of their intention to terminate. The employment agreement provides Mr. Russell with a base salary equal to $521,000 (as adjusted annually for increases in the Consumer Price Index). In addition, Mr. Russell is eligible to participate in an incentive bonus program designed for all members of senior management pursuant to which he may receive a bonus in an amount equal to between 0% and 105% of his base salary in the discretion of the Compensation Committee. The employment agreement also provides that Mr. Russell is entitled to participate in all the Company's employee benefit plans and all other fringe benefit plans generally available to our employees.

The employment agreement for Mr. Russell also provides that in the event of termination: (i) by us without cause (including the non-renewal of the employment period by us) or by Mr. Russell for cause, Mr. Russell will be entitled to receive his salary for the remainder of the then current employment period or one year, whichever is greater; (ii) by reason of his disability, Mr. Russell will be entitled to receive 50% of his salary during the two-year period commencing on the date of his termination; and (iii) by reason of his death, Mr. Russell's estate will be entitled to receive a pro-rata portion of the bonus for the fiscal year in which his death occurs and to receive 50% of his salary until the earlier of the end of the then current employment period or one year after the date of death. The employment agreement includes a two-year non-compete covenant commencing on termination of employment.

Upon the occurrence of a change in control (as defined in the employment agreement), the amended agreement provides that if (i) at any time within two years of a change in control or within 180 days prior to a change in control, Mr. Russell's employment is terminated by us without cause or by Mr. Russell for cause or (ii) at any time during the 90-day period immediately following the date which is six months after the change in control Mr. Russell terminates his employment for any reason, Mr. Russell shall be entitled to receive (1) a lump sum payment in an amount equal to three times his base salary and three times the highest annual bonus paid to him within three years prior to the change in control; (2) any accrued benefits; (3) a pro-rata portion of the bonus for the fiscal year in which the change in control occurs; (4) continued medical and dental benefits for Mr. Russell (and eligible dependents) for 36 months; (5) outplacement services for one year; and (6) upon the occurrence of the change in control, full and immediate vesting of all stock options and equity awards. The agreement also provides that Mr. Russell is entitled to receive a gross-up payment on any payments made to Mr. Russell that are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"); provided, however, that if the total payments made to Mr. Russell do not exceed 110% of the greatest amount that could be paid to Mr. Russell such that the receipt of payments would not give rise to any excise tax, then no gross-up payment will be made and the payments made to Mr. Russell, in the aggregate, will be reduced to an amount that would result in no excise tax being triggered.

For fiscal 2006, Mr. Russell's salary was $633,063, representing the contractual amount. The Compensation Committee awarded Mr. Russell a bonus of $1,289,806 for fiscal 2006. Approximately 80% of Mr. Russell's bonus was determined based on pre-established earnings targets and the balance was discretionary. In fiscal 2006, the Compensation Committee awarded Mr. Russell 283,500 stock options and a 54,000 restricted stock grant. The prior discussion included under "Principles of Executive Compensation and Program Components-Bonus Program and Stock-Based Compensation" applies to the compensation of Mr. Russell.

Separation Agreements

Mr. Paul Will is party to a separation agreement with us whereby we have the right at any time with or without prior written notice to terminate his employment or obtain his resignation. The agreement provides that in the event of termination of employment, Mr. Will will be entitled to receive: (i) one year's salary less normal withholding; (ii) a pro-rata bonus payment equal to the then current bonus formula for the time employed in the then current fiscal year up to the date of termination in that fiscal year less normal withholdings; (iii) a lump sum payment equal to twelve months of COBRA premiums for the group medical and dental plans; and (iv) a lump sum payment equal to twelve months car allowance. In addition, in such event, Mr. Will will be entitled to exercise any vested or unvested stock options he then has in accordance with the terms of the Stock Option Plan for a period of one year from the termination of his employment.

Compensation Committee

Michael Miller
Anthony Heyworth
Chris Hines

STOCK PRICE PERFORMANCE

The Stock Price Performance Graph that follows shall not be deemed to be incorporated by reference into any filing made under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent that we incorporate such report by specific reference.

The following graph compares the cumulative total return to our stockholders to the cumulative total returns of the Nasdaq Stock Market - U.S. and the Nasdaq Truck and Transportation Index for the period June 2001 through June 2006. The graph assumes that $100 was invested on June 30, 2001.

Company/Index/Peer Group	6/30/01	6/30/02	6/30/03	6/30/04	6/30/05	6/30/06
Celadon Group, Inc.	$100.00	$296.74	$210.67	$409.30	$393.02	$1,153.26
NASDAQ Stock Market (U.S.)	$100.00	$70.34	$78.10	$98.58	$99.24	$105.85
NASDAQ Trucking & Transportation	$100.00	$113.19	$121.82	$154.61	$178.24	$239.73

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth, as of September 1, 2006, certain information furnished to us regarding the beneficial ownership of common stock (i) by each person known by us, based upon filings with the SEC, to beneficially own more than five percent (5%) of the outstanding shares of the common stock, (ii) by each of our directors, (iii) by each of the Named Executive Officers, and (iv) by all of our directors and executive officers as a group. Share numbers and other information for Dawson Herman Capital Management Inc. ("Dawson"), and Thompson, Siegel & Walmsely, Inc. ("Thompson"), included in the following table and notes are as of December 31, 2005, and solely based upon Schedules 13/G filed with the SEC on February 14, 2006 and February 13, 2006, respectively.

The beneficial ownership percentages are based upon 23,418,648 shares of common stock outstanding at September 1, 2006. Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission. A person is deemed to have "beneficial ownership" of any security that he or she has a right to acquire within sixty days after September 1, 2006. Shares that a person has the right to acquire under stock options are deemed outstanding for the purpose of computing the percentage ownership of that person and all executive officers and directors as a group, but not for the percentage ownership of any other person. As a result, the denominator used in calculating beneficial ownership percentages among our stockholders and management may differ.

Name and address of beneficial owner (1)	Amount and nature of beneficial ownership of common stock(2)	Percent of Class (%)
Stephen Russell (3)	1,495,407	6.29
Thomas Glaser (4)	276,125	1.17
Paul Will (5)	308,700	1.31
Kenneth Core (6)	22,500	*
Sergio Hernandez (7)	29,925	*
Michael Miller (8)	72,844	*
Anthony Heyworth (9)	51,469	*
Chris Hines	—	*
Dawson Herman Capital Management Inc. (10)	1,883,184	8.04
Thompson, Siegel & Walmsley, Inc. (11)	1,316,252	5.62
All executive officers and directors as a group (eight persons)	2,256,970	9.36
_____________________
*	Represents beneficial ownership of not more than one percent of the outstanding common stock.
(1)
The address of each Named Executive Officer and other directors is 9503 East 33 rd Street, One Celadon Drive, Indianapolis, Indiana, 46235. The address of Dawson Herman Capital Management Inc. is 354 Pequot Avenue, Southport, Connecticut 06890. The address of Thompson, Siegel & Walmsley, Inc. is 5000 Monument Avenue, Richmond, Virginia 23230.

(2)	Amounts have been adjusted to reflect the February 1, 2006, and June 1, 2006, 3-for-2 stock splits.
(3)
Includes (a) 969,094 shares held directly by Stephen Russell; (b) 374,063 shares covered by stock options granted to Mr. Russell that are currently exercisable or that will become exercisable within 60 days of September 1, 2006; (c) 110,250 shares covered by restricted stock grants to Mr. Russell; and (d) 42,000 shares held by Mr. Russell's spouse and beneficial ownership of such shares is disclaimed.

(4)
Includes: (a) 131,625 shares held directly by Thomas Glaser; (b) 84,375 shares covered by stock options granted to Mr. Glaser that are currently exercisable or that will become exercisable within 60 days of September 1, 2006; (c) 59,850 shares covered by restricted stock grants to Mr. Glaser; and (d) 275 shares held by Mr. Glaser's spouse and beneficial ownership of such shares is disclaimed.

(5)
Includes: (a) 154,687 shares held directly by Paul Will; (b) 104,063 shares covered by stock options granted to Mr. Will that are currently exercisable or that will become exercisable within 60 days of September 1, 2006; and (c) 49,950 shares covered by restricted stock grants to Mr. Will.

(6)
Includes: (a) 7,200 shares held directly by Kenneth Core; (b) 13,500 shares covered by stock options granted to Mr. Core that are currently exercisable or that will become exercisable within 60 days of September 1, 2006; and (c) 1,800 shares covered by a restricted stock grant to Mr. Core.

(7)
Includes: (a) 13,500 shares held directly by Sergio Hernandez; (b) 14,625 shares covered by stock options granted to Mr. Hernandez that are currently exercisable or that will become exercisable within 60 days of September 1, 2006; and (c) 1,800 shares covered by a restricted stock grant to Mr. Hernandez.

(8)
Includes: (a) 25,875 shares held directly by Michael Miller; and (b) 46,969 shares covered by stock options granted to Mr. Miller that are currently exercisable or that will become exercisable within 60 days of September 1, 2006.

(9)
Includes: (a) 4,500 shares held directly by Anthony Heyworth; and (b) 46,969 shares covered by stock options granted to Mr. Heyworth that are currently exercisable or that will become exercisable within 60 days of September 1, 2006.

(10)	Dawson Herman Capital Management Inc. has sole voting power and sole dispositive power over 1,883,184 shares. It has shared voting power and shared dispositive power over no shares.
(11)
Thompson, Siegel & Walmsley, Inc. has (a) sole voting power over 862,470 shares; (b) shared voting power over 453,782 shares; (c) sole dispositive power over 1,316,252 shares; and (d) shared dispositive power over no shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Jon Russell, President of our TruckersB2B subsidiary and son of Stephen Russell, our Chairman of the Board and Chief Executive Officer, received aggregate compensation of $250,934 and $203,888 in fiscal 2006 and 2005, respectively.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We engaged KPMG as our independent registered public accounting firm during fiscal 2006 and will continue to engage KPMG for fiscal 2007. A representative of KPMG is expected to be present at the Annual Meeting and to be available to respond to appropriate questions, and such representative will have an opportunity to make a statement at the Annual Meeting if he or she desires to do so.

Change in Independent Registered Public Accounting Firm

As previously reported in our Current Report on Form 8-K filed with the SEC on September 21, 2004, our Audit Committee dismissed Ernst & Young ("E&Y") as our independent registered public accounting firm, effective September 15, 2004.

The report issued by E&Y in connection with our financial statements for each of the fiscal years ended June 30, 2004, and June 30, 2003, did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2004, and June 30, 2003, and the subsequent interim period preceding the dismissal of E&Y on September 15, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K), if not resolved to the satisfaction of E&Y, would have caused E&Y to make a reference to the subject matter of such disagreement in connection with its reports, and there occurred no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We have provided E&Y with a copy of the foregoing statements. A copy of E&Y's letter to the SEC, dated September 21, 2004, regarding its agreement with the foregoing statements was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on September 21, 2004.

As previously reported in our Current Report on Form 8-K filed with the SEC on September 27, 2004, our Audit Committee engaged KPMG as our independent registered public accounting firm for fiscal 2005 effective September 24, 2004. Among other reasons, the Audit Committee selected KPMG because of their expertise and knowledge serving public truckload companies. During the fiscal years ended June 30, 2004, and June 30, 2003, and the subsequent interim period through the date of our engagement of KPMG on September 24, 2004, neither we nor anyone on our behalf consulted with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Principal Accounting Fees and Services

KPMG billed us the following amounts for services provided in the following categories during the fiscal year ended June 30, 2006 and 2005.

	Fiscal 2006		Fiscal 2005
Audit fees	$303,000	(1)	$345,992	(2)
Audit-related fees	0		0
Tax fees	0		0
All other fees	0		0
Total	$303,000		$345,992
 _______________________
(1)
Represents the aggregate fees billed for professional services rendered by KPMG for the audit of our annual financial statements and audit of internal controls and review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by an independent registered public accounting firm in connection with statutory or regulatory filings or engagements for that fiscal year.

(2)
For fiscal 2005, audit fees were comprised of $135,000 in fees for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q and $210,992 in fees for the audit of our assessment of internal control over financial reporting.

The Audit Committee maintains a policy pursuant to which it pre-approves all audit services and permitted non-audit services to be performed by the independent registered public accounting firm in order to assure that the provision of such services is compatible with maintaining the firm's independence. Under this policy, the Audit Committee pre-approves, on an annual basis, specific types of categories of engagements constituting audit, audit-related, tax, or other permissible non-audit services to be provided by the independent registered public accounting firm. Pre-approval of an engagement for a specific type or category of services generally is provided for up to one year and typically is subject to a budget comprised of a range of anticipated fee amounts for the engagement. Management and the independent registered public accounting firm are required to periodically report to the Audit Committee regarding the extent of services provided by the firm in accordance with the annual pre-approval, and the fees for the services performed to date. To the extent that management believes that a new service or the expansion of a current service provided by the independent registered public accounting firm is necessary or desirable, such new or expanded services are presented to the Audit Committee for its review and approval prior to the engagement of the independent registered public accounting firm to render such services. No audit-related, tax, or other non-audit services were approved by our Audit Committee pursuant to the de minimus exception to the pre-approval requirement under Rule 2-01, paragraph (c)(7)(i)(C), of Regulation S-X.

STOCKHOLDER PROPOSALS

To be eligible for inclusion in our proxy materials relating to the Annual Meeting of Stockholders following our 2007 fiscal year, stockholder proposals intended to be presented at that meeting must be received by us in writing on or before June 8, 2007. However, if the date such Annual Meeting of Stockholders is more than thirty days before or after November 3, 2007, then the deadline for submitting any stockholder proposal for inclusion in the proxy materials relating to such Annual Meeting of Stockholders will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such stockholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

We must receive in writing any stockholder proposals to be considered at the Annual Meeting of Stockholders following our fiscal year 2007, but not included in our proxy materials relating to that meeting, by August 21, 2007. However, if the date of such Annual Meeting of Stockholders is more than thirty days before or after November 3, 2007, then the deadline for submitting any such Stockholder proposal will be a reasonable time before we mail the proxy materials relating to such meeting.

Under Exchange Act Rule 14(a)-4(c)(1), the proxy holders designated by an executed proxy in the form accompanying this Proxy Statement will have discretionary authority to vote on any Stockholder proposal that is not received on or prior to the deadline described above.

Written copies of all stockholder proposals should be sent to our principal executive offices at 9503 East 33rd Street, One Celadon Drive, Indianapolis, Indiana, 46235 to the attention of Paul Will, our Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary.

For information regarding how stockholders can recommend candidates for consideration as director nominees, see "Corporate Governance - Committees of the Board and Director Nominations - Director Nomination Process."

ANNUAL REPORT ON 10-K

The Annual Report on Form 10-K is included with the mailing of this Proxy Statement for the Annual Meeting of Stockholders.

OTHER MATTERS

The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying form of proxy will have discretionary authority to vote proxies on such matters in accordance with their judgment, unless the person executing any such proxy indicates that such authority is withheld.

Celadon Group, Inc.

Kenneth Core
Secretary

October 6, 2006

PROXY

CELADON GROUP, INC.

9503 East 33rd Street
One Celadon Drive
Indianapolis, Indiana 46235-4207

ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen Russell, Michael Miller, and Paul A. Will and each of them with full power of substitution, proxies of the undersigned, to vote all shares of common stock of Celadon Group, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Friday, November 3, 2006 at 9:00 a.m. (local time) at the Company's corporate headquarters located at One Celadon Drive, Indianapolis, Indiana, 46235, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

CELADON GROUP, INC. C/O AMERICAN STOCK TRANSFER 59 MAIDEN LAND NEW YORK, NY 10038	VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage paid envelope we have provided or return it to Celadon Group, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

CELDG1  KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CELADON GROUP, INC.

This Proxy, when properly executed and returned,
will be voted in the manner directed below. If no
direction is made, this Proxy will be voted FOR
all nominees.

1.	Election of Directors.

	Nominees:	(01) Stephen Russell (02) Michael Miller	For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
		(03) Anthony Heyworth	¡	¡	¡
(04) Chris Hines

2.	In their discretion, the proxies are authorized to vote upon each other matter that may properly come before the meeting or any adjournments thereof.

			For	Withhold	Against
			¡	¡	¡

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE IN THE USA.

Please sign below exactly as your name appears. When shares are held by joint tenants, both shall sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For Address Changes, please check this box and write them on the back where indicated. ☐

Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy, please note that you will continue to receive a proxy card for voting purposes only.    Yes ☐   No  ☐

Signature [PLEASE SIGN WITHIN BOX.] Date	Signature (Joint Owners) Date